Fees Summary	Nov. 06, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 4,810,051.23
Previously Paid Amount	0.00
Total Fee Amount	664.27
Total Offset Amount	0.00
Net Fee	$ 664.27